                                                                   Exhibit 99.10


         NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE WARRANTS NOR SUCH SHARES MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                      COMPOST AMERICA HOLDING COMPANY, INC.

          WARRANT FOR THE PURCHASE OF 500,000 SHARES OF COMMON STOCK OF
                      COMPOST AMERICA HOLDING COMPANY, INC.



No. 1                           October 30, 1998                 500,000 Shares

         THIS CERTIFIES that, for value received, Lionhart Global Appreciation Fund, Ltd. (the "Holder"), or registered assignees and successor holders thereof (the Holder, and all such registered assignees and successor holders of which are collectively referred to in this Warrant as the "Holder"), is entitled to subscribe for and purchase from Compost America Holding Company, Inc., a New Jersey corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after the date hereof, and before 5:00 P.M. on December 31, 2004, New York time (the "Exercise Period"), Five Hundred Thousand (500,000) shares of common stock, no par value, of the Company ("Common Stock"), at an exercise price of $1.00 per share (the "Exercise Price"). This Warrant is being issued in consideration, among other consideration, of the Holder's (or its affiliate's) extension of credit to the Company and its affiliates, Miami Recycling and Composting Co., Inc. ("Miami") and Bedminster Seacor Services Miami Corporation ("Bedminster"), pursuant to a Credit, Capitalization and Financing Agreement, dated as of October 30, 1998 ("Credit Agreement"), by and among Compost, Miami and Bedminster, and the Holder, Lionhart Investments, Ltd., and Global EarthFund Partners, L.L.C., which is hereby incorporated by reference. This Warrant is Warrant # 1 of six (6) warrants (i.e., Warrant # 1-Warrant # 6) issued originally by the Company to Lionhart, pursuant to the terms of the Credit Agreement. As used in this Warrant, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

         This Warrant, including (without limitation) the number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price (including any adjustments thereof as otherwise provided under this Warrant), is subject to the following terms, provisions and conditions:

         Section 1. Warrant Exercise; Payment of Exercise Price. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of the respective whole Warrant Shares, by the surrender of this Warrant (with the form of election at the end hereof duly executed) to the Company at its office as set forth in the form of election attached hereto, or at such other place as the Company may designate in writing to the Holder (at the address of the Holder on the books of the Company), together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of respective Warrant Shares for which this Warrant is being exercised.

         Section 2. Warrant Shares; Issuance of Certificates. Upon each exercise of the Holder's rights to purchase Warrant Shares, pursuant to Section 1 of this Warrant, the Holder shall be deemed (as of the close of business on the date upon the such exercise thereof) to be the Holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant and the corresponding payment by the Holder, as provided pursuant to Section 1 of this Warrant, but, in any event, no later than ten (10) days thereafter, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, promptly execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         Section 3. Warrant Register; Registered Owner; Transferability. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered by the Company in a Warrant Register as such Warrants are issued. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the Owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases or transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder (or any successor holder) thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended ("Act"), and the rules and regulations thereunder.

         Section 4. Representations, Warranties and Covenants. The Company hereby represents and warrants to the Holder hereof, and hereby promises, covenants and agrees, that:

                  (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

                  (b) All shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid and nonassessable, shall not be subject to any preemptive rights, and shall be free from all taxes, liens, encumbrances and charges whatsoever.

                  (c) The Company shall take all such action, at all times, as may be necessary to assure that the Common Stock issuable upon the exercise of this Warrant, shall be so issued without violation of the Act, or of any applicable law or regulation, or of any requirements of any US domestic securities exchange upon which any capital stock of the Company may then be listed.

                  (d) The Company is a corporation duly organized and validly existing under the laws of the State of New Jersey and the United States. The Company has the full right, power and authority to execute and deliver this Warrant to the Holder hereof, to comply with the terms of this Warrant, to issue the Warrant Shares upon each exercise of this Warrant, and to otherwise do and perform all acts and actions and to consummate all transactions as are contemplated under this Warrant.

                  (e) All representations and warranties of the Company (including all representations of Miami Recycling and Composting Co., Inc., and Bedminster Seacor Services Miami Corporation), that are otherwise set forth in the Credit Agreement (and the Credit Documents and Definitive Supplemental Documents, as those terms are defined respectively under the Credit Agreement), are true, correct, accurate and complete, as of October 30, 1998.

                  (f) The Credit Agreement (including the above-referenced Credit Documents and Definitive Supplemental Documents), and all schedules, exhibits, attachments, appendices, addenda and all other documents that are attached to, or that relate to or arise from, the Credit Document (including such Credit Documents and Definitive Supplemental Documents), as of October 30, 1998, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein or herein not misleading.

                  (g) The execution and delivery of (and the performance and consummation transactions contemplated under) this Warrant, will not
         (i) conflict with or violate the Certificate of Incorporation or By-Laws of the Company, (ii)


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


         conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or by which its or any of its Properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Properties or assets of the Company pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, insurance policy or other instrument or obligation to which the Company is a party, or by which the Company or its Properties are bound or affected.

         Section 5. Adjustments: Warrants, Warrant Shares and Exercise Price. The Company hereby agrees, promises and covenants, as follows:

                  (a) If, and in the event, that the Company shall, at any time after this Warrant is issued by the Company to the Holder, and during the period that this Warrant, or any portion thereof, is outstanding and unexpired and is held by any Holder, (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) change, divide, subdivide or otherwise reclassify the outstanding Common Stock, (iii) combine the outstanding Common Stock (including, without limitation, any reverse dividend) into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) If, and in the event, that the Company shall, at any time after this Warrant is issued by the Company to the Holder, and during the period that this Warrant, or any portion thereof, is outstanding and unexpired and is held by any Holder, issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Exercise Price per share of Common Stock on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such current Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company in the exercise of its business judgment. Shares of Common Stock owned by or held for the account of the Company, or any of its direct or indirect majority-owned or controlled subsidiaries, shall not be deemed outstanding for purposes of any such computation; provided, however, that any disposition of any such shares of Common Stock shall be considered an issue, sale or other applicable disposition for purposes of Section 5 of this Warrant.

                  (c) If, and in the event, that the Company shall, at any time after this Warrant is issued by the Company to the Holder, and during the period that this Warrant, or any portion thereof, is outstanding and unexpired and is held by any Holder, distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Exercise Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company in the exercise of its business judgment) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, applicable to one share, and the denominator of which shall be such current Exercise Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of shareholders entitled to receive such distribution.

                  (d) If, and in the event, that the Company shall, at any time after this Warrant is issued by the Company to the Holder, and during the period that this Warrant, or any portion thereof, is outstanding and unexpired and is held by any Holder, issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable (i) in any of the transactions with respect to which an adjustment of the Exercise Price is provided pursuant to Sections 5(a), 5(b) or 5(c) above, (ii) upon exercise of this Warrant or (iii) to management, employees or independent consultants of the Company up to a maximum amount of five hundred thousand (500,000) shares of Common Stock), at a price per share (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Exercise Price per share of Common Stock in effect immediately prior to such issuance, then the Exercise Price shall be reduced on the date of such issuance to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, (iii) the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus (B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such current Exercise Price, and (iv) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration or termination) to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, as then in effect, shall forthwith be readjusted


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


         (but only with respect to Warrants exercised after such change) to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such rights, options, or warrants not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 5(d) shall be the "price per share" an the "consideration received by the Company" as determined reasonably in good faith by the Board of Directors of the Company in the exercise of its business judgment. Shares of Common Stock owned by or held for the account of the Company, or any of its direct or indirect majority-owned or controlled subsidiaries, shall not be deemed outstanding for purposes of any such computation; provided, however, that any disposition of any such shares of Common Stock shall be considered an issue, sale or other applicable disposition for purposes of Section 5 of this Warrant.

                  (e) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (f) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument, in a form that is approved by and reasonably satisfactory to the Holder's counsel, evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (g) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b), 5(c) or 5(d) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

                  (h) Whenever there shall be an adjustment as provided in this
         Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a reasonably detailed statement of the facts requiring such adjustment and the computation thereof.

                  (i) If, and in the event, at any time after this Warrant is issued by the Company to the Holder, and during the period that this Warrant, or any portion thereof, is outstanding and unexpired and is held by any Holder, that any event, circumstance, transaction or disposition occurs or transpires (or is reasonably likely or to occur or otherwise transpire) as to which, in the reasonable and fair opinion and determination of the Board of Directors of the Company, as so determined in the exercise of its business judgment, the other provisions of this Section 5 are not strictly applicable or, if strictly applicable, would not fairly and adequately protect the interests and rights of the Holder hereof in this Warrant (and/or any Warrant Shares upon the exercise of this Warrant), in accordance with the essential intent and principles of this Warrant, then the Board of Directors of the Company shall nevertheless have the affirmative duty and obligation under this Warrant to make any such adjustment in the application of this Section 5, in accordance with such essential intent and principles, so as to protect such rights and interests of the Holder hereof, but in no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined, computed or adjusted under this Section 5.

         Section 6. .Adjustments: Merger, Consolidation and Sale. The Company hereby agrees, promises and covenants, as follows:

                  (a) If, at any time after this Warrant is issued by the Company to the Holder, and during the period that this Warrant, or any portion thereof, is outstanding and unexpired and is held by any Holder, the Company consolidates with or merges with or into another corporation or entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or the Company sells, leases or conveys to another corporation or entity its property and assets of any nature, as an entirety or substantially as an entirety, then, as a condition of any such consolidation, merger, sale, lease or conveyance, lawful and adequate provisions (in a form that is reasonably satisfactory to and approved by the Holders of at least two-thirds of the Warrants under this Warrant) shall be made in applicable definitive transaction documents and instruments, or otherwise, pursuant to which any such successor, leasing, or purchasing corporation or other entity, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and
         (ii) make effective provision in its certificate of incorporation, organization or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 of this Warrant.

                  (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 of this Warrant.

                  (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         Section 7. Advance Written Notices. If, and in the event, at any time after this Warrant is issued by the Company to the Holder, and during the period that this Warrant, or any portion thereof, is outstanding and unexpired and is held by any Holder, that the Company shall propose,

                  (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock, or

                  (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities, or

                  (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, as described in or otherwise contemplated under
         Section 6 of this Warrant, or,

                  (d) to effect any liquidation, dissolution, or winding-up of the Company, or

                  (e) to take any other action which would or could reasonably cause an adjustment to the Exercise Price under this Warrant, then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed (and, in the case of and provided that Lionhart Global Appreciation Fund, Ltd., or any affiliate thereof, is a registered Holder of this Warrant, or any part hereunder, the Company shall give written notice thereof, by fax, e-mail or other electronic facsimile or transmission to John Thomas Drics, Esq., O'Bryan, Brazill & Drics, L.L.P., at 111 Monument Circle, Suite 312, Indianapolis, Indiana 46204, pursuant to particulars as may be furnished periodically to the Company), at least thirty (30) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would or could reasonably require an adjustment to the Exercise Price.

         Section 8. Registrable Securities, Eligible Holders and Registration Statement. The Company hereby agrees, promises and covenants as follows:

                  (a) If at any time prior to the expiration of the Exercise Period, the Company shall file a registration statement (other than a registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities (as hereinafter defined) are outstanding, the Company shall give all the then holders of any Registrable Securities (the "Eligible Holders") at least 30 days prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 20 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), register or qualify all or, at each Eligible Holder's option, any portion of the Registrable Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering, and sale of the Registrable Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then any Eligible Holder who shall have requested registration of his or its Registrable Securities shall delay the offering and sale of such Registrable Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days (the "Delay Period"), as the managing underwriter shall request, provided that no such delay shall be required as to any Registrable Securities if any securities of the Company are included in such registration statement and eligible for sale during the Delay Period for the account of any person other than the Company and any Eligible Holder unless the securities included in such registration statement and eligible for sale during the Delay Period for such other person shall have been reduced pro rata to the reduction of the Registrable Securities which were requested to be included and eligible for sale during the Delay Period in such registration. As used herein "Registrable Securities" shall mean the Warrants and the Warrant Shares which, in each case, have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

                  ( b) If, at any time prior to the expiration of the Exercise Period, the Company shall receive a written request, from Eligible Holders who in the aggregate own (or upon exercise of all Warrants under this Warrant then outstanding or issuable would own) 50% of the total number of shares of Warrant Shares then included (or upon such exercises would be included) in the Registrable Securities (the "Majority Holders"), to register the sale of all or part of such Registrable Securities, the Company shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided, however, that the Company shall only be obligated to file one such registration statement for which all expenses incurred in connection with such registration (other than the fees and disbursements of counsel for the Eligible Holders and underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Eligible Holders) shall be borne by the Company. The Company shall not be obligated to effect any registration of its securities pursuant to this Section 8(b) within six months after the effective date of a previous registration statement prepared and filed in accordance with Sections 8(a) or 8(b). Within three business days after receiving any request contemplated by this Section 8(b), the Company shall give written notice to all the other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Registrable Securities, provided that the Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of the Company's notice.

                  (c) In the event of a registration pursuant to the provisions of this Section 8, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Eligible Holder or such holders may reasonably request (including, without limitation, and subject to any such request, the States of Delaware and New York); provided, however, that the Company shall not be required to qualify to do business in any state by reason of this
         Section 8(c) in which it is not otherwise required to qualify to do business (other than the States of Delaware and New York).

                  (d) The Company shall keep effective any registration or qualification contemplated by this Section 8 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of nine months from the date on which the Eligible Holders are first free to sell such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

                  (e) In the event of a registration pursuant to the provisions of this Section 8, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

                  (f) In the event of a registration pursuant to the provisions of this Section 8, the Company shall furnish each Eligible Holder of any Registrable Securities so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order,
         (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 8(c).

                  (g) In the event of a registration pursuant to the provision of this Section 8, the Company shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, but not limited to, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Registrable Securities.

                  (h) In the event of a registration pursuant to the provisions of this Section 8:

                  (1) Each Eligible Holder shall furnish to the Company in writing such appropriate information (relating to such Eligible Holder and the intention of such Eligible Holder as to proposed methods of sale or other disposition of their shares of Common Stock) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith as the Company, any underwriter, or the Commission or any other regulatory authority may request;

                  (2) The Eligible Holders shall enter into the usual and customary form of underwriting agreement agreed to by the Company and any underwriter with respect to any such offering, if required, and such underwriting agreement shall contain the customary rights of indemnity between the Company, the underwriters, and such Eligible Holders;

                  (3) Each Eligible Holder shall agree that he, she or it shall execute, deliver and/or file with or supply the Company, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration covenants contained in this Section 8 and/or to effect the registration or qualification of his, her or its Registrable Securities under the Act and/or any of the laws and regulations of any state of governmental instrumentality;

                  (4) The Company's obligation to include any Registrable Securities in a registration statement shall be subject to the written agreement of each holder thereof to offer such securities in the same manner and on the same terms and conditions as the other securities of the same class are being offered pursuant to the registration statement, if such shares are being underwritten;

                  (5) In the event that all the Registrable Securities have not been sold on or prior to the expiration of the period specified in
         Section 8(d) above, the Company may de-register by post-effective amendment any Registrable Securities covered by the registration statement, but not sold on or prior to such date; the Company agrees that it will notify each holder of Registrable Securities of the filing and effective date of such post-effective amendment; and

                  (6) Each Eligible Holder agrees that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, such Eligible Holder shall immediately upon receipt of such notification (x) cease to offer or sell any securities of the Company which must be accompanied by such prospectus, (y) return all such prospectuses in such Eligible Holder's hands to the Company, and (z) not offer or sell any securities of the Company until such Holder has been provided with a current prospectus and the Company has given such Eligible Holder notification permitting such Eligible Holder to resume offers and sales.

                  (i) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

                  (j) Except for rights granted to holders of the Warrants, the Company will not, without the written consent of the Majority Holders, grant to any persons the right to request the Company to register any securities of the Company, provided that the Company may grant such registration rights to other persons so long as such rights are subordinate or pari passu to the rights of the Eligible Holders.

                  (k) The rights of a Holder of this Warrant, as set forth under this Section 8, are in addition to, and do not replace or supersede, any rights that a Holder may be entitled to assert under, and pursuant to the terms and subject to the conditions set forth in, a Registration Rights Agreement, dated on and as of October 30, 1998, by and between the Company and Lionhart Global Appreciation Fund, Ltd., which is hereby incorporated by reference.

         Section 9. Indemnification. The Company hereby promises and covenants, and hereby agrees with the Holder hereof, as follows:

                  (a) (i) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any such person within the meaning of
         Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 9, but not be limited to, attorneys' fees and any and all reasonable expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with: (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities, or (B) in any application or other document or communication (in this Section 9 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or (ii) any omission or alleged omission to state a material fact required to be stated in any document referenced in clause (A) or (B) above or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be; or (iii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

                  (ii) If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 9(a), except to the extent it may have been prejudiced in any material respect by such failure) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this
         Section 9 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of any threatened, or the commencement of any, litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

                  (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holder in Section 9(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 9(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 9(a).

                  (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 9(a) or 9(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Registrable Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 9(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of the Registrable Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of the Registrable Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
         Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9(c). Anything in this Section 9(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

         Section 10. Issuance Costs. The issuance of any shares (including, the Warrant Shares) or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 11. Certificate Legend. Subject to Section 8 of this Warrant, certificates evidencing the Warrant Shares issued upon exercise of the Warrants shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         Section 12. Replacement Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         Section 13. No Rights as Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         Section 14. Transferability. This Warrant, and all rights hereunder, are negotiable and transferable, in whole or in part, without charge to the Holder hereof, at the executive offices of the Company, at 320 Grand Avenue, Englewood, New Jersey 07631, by the Holder or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each Holder of this Warrant, by taking and holding this Warrant, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that, subject to Section 3 of this Warrant, the Holder hereof, when this warrant shall have been so endorsed, may be treated by the Company and all persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented b this Warrant, or to the transfer hereof on the books of the Company.


         Section 15. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, if sent to the Company, at: 320 Grand Avenue, Englewood, N.J. 07631, Attention: The President; or if sent to the Holder, at the Holder's address as it shall appear on the Warrant Register; or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 14. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 14 shall be deemed given at the time of receipt thereof.

         Section 16. Survival of Rights and Representations. The rights, duties and obligations of the Company, the Holder of this Warrant and the holder of the Warrant Shares issued upon any exercise of this Warrant, shall survive any such exercise of this Warrant.

         Section 17. Successors and Assigns. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

         Section 18. Governing Law; Construction. This Warrant shall be construed in accordance with the laws of the State of New Jersey applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

         Section 19. Jurisdiction. The Company irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process.

         Section 20. Descriptive Headings. The descriptive headings of the sections of this Warrant are inserted for convenience only and do not constitute part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed, executed and delivered by its duly authorized officer and agent, this 30th day of October, 1998.


Dated: As of October 30, 1998             COMPOST AMERICA HOLDING COMPANY, INC.


                                           By:
                                              -------------------------------
                                               Name: Roger E. Tuttle
                                               Title: President

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns, and transfers unto _____________________ a Warrant to purchase Shares, no par value, of Compost America Holding Company, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
      --------------------

                                      Signature:
                                                ------------------------------


                                     NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      Compost America Holding Company, Inc.
         320 Grand Avenue
         Englewood, N.J. 07631




                          ELECTION TO EXERCISE


         The undersigned hereby exercises its rights to purchase ______________ Warrant Shares covered by the within warrant and tenders payment herewith in the amount of $ _____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 (Print Name, Address and Social Security Number
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated:                                      Name:
      --------------------------------           ------------------------------
                                                           (Printed)

Address:
        ----------------------------------------------------------------------

                                            Name:
                                                 ------------------------------
                                                          (Signature)